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                                  EXHIBIT 21.1

SUBSIDIARIES OF WHOLE FOODS MARKET, INC.
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                Name                                      State of Incorporation or Organization
                ----                                      --------------------------------------

     Whole Foods Market Services, Inc.                                 Delaware
     WFM Beverage Corp.                                                Texas
     Whole Foods Market Southwest I, Inc.                              Delaware
     Whole Foods Market Southwest Investments, Inc.                    Delaware
     Whole Foods Market California, Inc.                               California
     Mrs. Gooch's Natural Foods Markets, Inc.                          California
     Amrion, Inc.                                                      Colorado
     Whole Foods Market Group, Inc.                                    Delaware
     Allegro Coffee company                                            Colorado
     Whole Foods Market Distribution, Inc.                             Delaware

SUBSIDIARIES OF WHOLE FOODS MARKET SERVICES, INC.

                Name                                      State of Incorporation or Organization
                ----                                      --------------------------------------

     Whole Foods Market Brand 365, LLC (52% member)                    California

SUBSIDIARIES OF AMRION, INC.

                Name                                      State of Incorporation or Organization
                ----                                      --------------------------------------

     Natrix International, LLC (90%)                                   Colorado
     Australian Natural Care Products (82.5%)                          N/A
     Amrion New Zeland United (100%)                                   N/A

SUBSIDIARIES OF WHOLE FOODS MARKET SOUTHWEST I, INC.

                Name                                      State of Incorporation or Organization
                ----                                      --------------------------------------

     Whole Foods Market Southwest, L.P. (1% GP)                        Texas

SUBSIDIARIES OF WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.

                Name                                      State of Incorporation or Organization
                ----                                      --------------------------------------

     Whole Foods Market Southwest, L.P. (99% LP)                       Texas
     Whole Food Company, Inc. (100%)                                   Louisiana
     The Sourdough:  A European Bakery (83.33%)                        Texas
       Also Doing Business As Sourdough


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